UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 1, 2022

SPX FLOW, INC.
(Exact Name of Registrant as specified in Charter)

Delaware	1-37393	47-3110748
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

13320 Ballantyne Corporate Place
Charlotte, North Carolina 28277
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (704) 752-4400

NOT APPLICABLE
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	FLOW	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company: ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04.    Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.
On March 1, 2022, SPX FLOW, Inc. (“SPX FLOW”) received a notice required by Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), regarding a blackout period under the SPX FLOW Retirement Savings Plan (the “Plan”). The blackout period for the Plan is being implemented in connection with the anticipated closing of the previously-announced merger (the “Merger”) of Redwood Star Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of LSF11 Redwood Acquisitions, LLC (“Parent”), with and into SPX FLOW with SPX FLOW surviving the Merger as a wholly owned subsidiary of Parent, pursuant to an Agreement and Plan of Merger, dated as of December 12, 2021 (the "Merger Agreement").
The blackout period is required to facilitate the elimination of the SPX FLOW Stock Fund (the “Stock Fund”) as an investment option under the Plan, and the liquidation of shares of SPX FLOW common stock currently held in the Plan (the “Plan Shares”) as a result of the Merger. The blackout period is necessary to ensure that all transactions relating to the Stock Fund under the Plan are fully completed before the Effective Time (as defined in the Merger Agreement) of the Merger and the administrator of the Plan can process the receipt of the cash consideration in the Merger in exchange for SPX FLOW common stock.
The consummation of the Merger remains subject to regulatory approvals and the satisfaction of customary closing conditions set forth in the Merger Agreement.
Participants in the Plan have been advised that there will be a blackout period under the Plan that is expected to begin as of market close (generally 4 p.m. Eastern time) on the second business day immediately preceding the closing of the Merger and to end after the completion of the Merger and as soon as administratively feasible after the receipt of the resulting cash proceeds from the Plan Shares, anticipated to occur on or within one to three business days after the closing of the Merger (the “Blackout Period”). Because the actual closing date of the Merger is not certain at this time, SPX FLOW is unable to determine the exact dates for the Blackout Period, which could begin as early as the last week of March. Further, the duration of the Blackout Period could change, be advanced or be extended. During the Blackout Period, participants in the Plan will be unable to sell or diversify assets held in the Stock Fund, add or direct assets to the Stock Fund and/or take withdrawals, loans or distributions from the portion of their accounts invested in the Stock Fund. Participants will not be restricted from directing or diversifying investments in the existing account balances in the Plan that do not involve the Stock Fund.
As a result of the foregoing, on March 1, 2022, in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Regulation BTR as promulgated by the Securities and Exchange Commission, SPX FLOW sent a separate notice (the “Notice”) to its directors and executive officers informing them of the Blackout Period and certain trading prohibitions that they will be subject to during the Blackout Period with respect to shares of SPX FLOW common stock.
Before and during the Blackout Period and for a period of two years after the end date thereof, inquiries concerning the Blackout Period, including the beginning and ending dates of the trading restrictions, may be directed without charge to:
SPX FLOW, Inc.
13320 Ballantyne Corporate Place
Charlotte, NC 28277
Attention: Peter J. Ryan
(704) 752-7431
peter.ryan@spxflow.com
A copy of the Notice, which includes the information specified in Rule 104(b) of Regulation BTR, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements
Certain statements contained in this filing may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the transaction and the ability to consummate the transaction. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) conditions to the closing of the transaction may not be satisfied and required regulatory approvals may not be obtained; (2) the transaction may involve unexpected costs, liabilities or delays; (3) the business of the Company may suffer as a result of uncertainty surrounding the transaction; (4) the outcome of any legal proceedings related to the transaction; (5) the Company may be adversely affected by other economic, business, legislative, regulatory and/or competitive factors; (6) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (7) risks that the transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction; (8) the failure to obtain the necessary debt financing arrangements set forth in the commitment letters received in connection with the transaction; and (9) other risks to consummation of the transaction, including the risk that the transaction will not be consummated within the expected time period or at all. If the transaction is consummated, the Company’s stockholders will cease to have any equity interest in the Company and will have no right to participate in its earnings and future growth. Additional factors that may affect the future results of the Company are set forth in its filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2021 and Quarterly Reports on Form 10-Q, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof.

Item 9.01.                                        Financial Statements and Exhibits.

Exhibit
Number	Description

99.1	Notice Regarding Blackout Period and Regulation BTR Trading Restrictions dated March 1, 2022
104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX FLOW, Inc.

Date: March 1, 2022	By:	/s/ Peter J. Ryan
Peter J. Ryan
Chief People Officer and General Counsel